Exhibit 99.1

Hearings Panel Decision to Allow Continued Listing of Lime Energy’s Common Stock

Huntersville, NC, March 6, 2013 — Lime Energy Co. (NASDAQ: LIME) (the “Company”) today announced that, on March 6, 2013, it received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that a NASDAQ Listing Qualifications Panel (the “Panel”) granted the Company’s request for continued listing of its common stock on The NASDAQ Capital. The Company’s continued listing is subject to the following conditions:

1.                                      On or before June 30, 2013, the Company shall have restated financial statements for fiscal 2008, 2009, 2010 and 2011 on file with the Securities and Exchange Commission (the “SEC”);

2.                                      On or before July 31, 2013, the Company shall file its Form 10-Q for the quarters ended March 31, June 30 and September 31, 2012; and

3.                                      On or before August 9, 2013, the Company shall file its Form 10-K for the year ended December 31, 2012 and its Form 10-Q for the quarter ended March 31, 2013.

As previously disclosed, the Company received a notice from the NASDAQ Listing Qualifications Staff on January 9, 2013 regarding the Company’s failure to satisfy NASDAQ Listing Rule 5250(c)(1) because the Company had not filed its Quarterly Reports on Form 10-Q for the periods ended June 30, and September 30, 2012, and that as a result the Company’s common stock was subject to delisting from NASDAQ. The Company requested a hearing before the Panel to review the listing determination and to request that the Panel grant the Company additional time to regain compliance. The hearing was held on February 21, 2013.

The Company is required to provide prompt notification to NASDAQ of any significant events during the exception period, including any events that may call into question the Company’s historical financial information or that may impact the Company’s ability to maintain compliance with any NASDAQ listing requirement or exception deadline.  During the exception period, the Company must be able to demonstrate compliance with all requirements for continued listing on NASDAQ. In the event the Company is unable to do so, its securities may be delisted from NASDAQ.

Cautionary Statement

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “ will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including, without limitation, how promptly we are able to file our delinquent quarterly reports and complete our accounting review of our financial statements for the years ended December 31, 2008, 2009, 2010 and 2011, and the quarter ended March 31, 2012, the results of that review as well as other risk factors discussed in our Annual Report on Form 10-K, filed on March 16, 2012 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this press release. Any forward-looking information presented herein is made only as of the date of this press, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Contacts:

Investor Relations

Ashley Conger

(704) 892-4442

aconger@lime-energy.com